                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Robert E. Fowler, Jr.
-------------------------
Robert E. Fowler, Jr.

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Wendell F. Bueche
---------------------
Wendell F. Bueche

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Raymond F. Bentele
----------------------
Raymond F. Bentele

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Rod F. Dammeyer
-------------------
Rod F. Dammeyer

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Dr. James M. Davidson
-------------------------
Dr. James M. Davidson

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Harold H. MacKay
--------------------
Harold H. MacKay

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ David B. Mathis
-------------------
David B. Mathis

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Donald Mazankowski
----------------------
Donald Mazankowski

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Thomas H. Roberts, Jr.
--------------------------
Thomas H. Roberts, Jr.

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Joseph P. Sullivan
----------------------
Joseph P. Sullivan

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Richard L. Thomas
---------------------
Richard L. Thomas

                               POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert E. Fowler, Jr., Marschall I. Smith and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, Registration Statements on Form S-8 under the Securities Exchange Act of 1934, as amended, relating to the registration of shares of the common stock of the Company to be issued pursuant to (i) the Salary Reduction Plan for Hourly Employees represented by Local #35 International Chemical Workers' Union at Florida Minerals Operations of IMC-Agrico MP, Inc. and (ii) the Salary Reduction Plan for Hourly Employees of IMC Global Operations Inc. Represented by the United Steelworkers of America at Carlsbad, New Mexico (collectively, the "Registration Statements"), and to execute and deliver any and all amendments to such Registration Statements for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 28th day of October, 1997.



/s/ Billie B. Turner
--------------------
Billie B. Turner